                                                                   Exhibit 10.14

LEASE AMENDMENT

      THIS LEASE AMENDMENT is made this                                   day
of                               1998, by and between VICTOR J. MAGGITTI, JR.
("LESSOR") and DECISIONONE CORPORATION ("LESSEE") against the following background.

                                   BACKGROUND

      On or about October, 1994, LESSOR leased to General Diagnostics, Inc. approximately 45,000 square feet of space in the Maggitti Building located at 400 Devon Park Drive, Wayne, Pennsylvania through December 31, 1999.

      Subsequent thereto, LESSEE, through a Lease Assignment and Assumption Agreement with General Diagnostics, Inc. dated March 3, 1998, assumed the rights and obligations of General Diagnostics, Inc. under said Lease.

      A clause within said Lease allows LESSEE a Right of Renewal for an additional five year period with fixed rental rates upon the Lease termination date of December 31, 1999.

      LESSEE has proposed a reconfiguration of their existing space while extending the term of the Lease through the aforementioned renewal period.

      NOW THEREFORE, in order to amend that certain Lease Agreement dated October, 1994 as amended ("LEASE") and intending to be legally bound hereby, the parties hereto agree as follows:

1 The term of the LEASE, is hereby amended to be for a term of seven years and four months commencing September 1, 1998 and ending December 31, 2005.

2 LESSOR and LESSEE hereby confirm and agree that the rentable area of the Demised Premises equals 45,000 square feet as marked on the drawing attached as SCHEDULE "A" hereto and incorporated herein by reference. LESSOR and LESSEE hereby further confirm and agree that the rentable area of the Maggitti Building of which the Demised Premises are a part equals 130,998 square feet.

3 From and after September 1, 1998, LESSEE shall pay minimum annual rent as set forth on the Schedule of Rents attached hereto and marked SCHEDULE "B" and incorporated herein by reference. In addition, LESSEE shall pay, as additional rent, LESSEE'S proportionate share of the service charges incurred by LESSOR for the Maggitti Building, also based on 45,000 square feet or 34.35% of the total service charges for the building. For the months of October, November and December 1998, LESSOR agrees to abate the minimum rent by a total of $36,562.50 or $12,187.50 for each month. During the abatement period, LESSEE will continue to pay operating costs for the entire 45,000 square feet as set forth in SCHEDULE "B". Said operating costs shall contain an allowance for management of the premises which shall equal 5% of the "BASE RENTAL" for the Demised Premises.

4 LESSOR will provide up to $750,000.00 for a Leasehold Incentive Fund for the purposes hereinafter set forth in this Lease Amendment. The sums expended from the Leasehold Incentive Fund will be repaid to LESSOR in the form of additional rent payable in monthly installments as an additional part of the monthly rent in an amount equal to the sum necessary to amortize the entire Leasehold Incentive Fund over the entire LEASE term including interest at an annual rate of 9%.

5 LESSEE is currently entitled to use 70 parking spaces as part of their allotted parking ratio. LESSOR shall provide LESSEE full use of an additional 35 parking spaces which shall be so designated and reserved bringing the total parking spaces allotted to LESSEE to 105 spaces.

6 LESSOR will provide from the above described Leasehold Incentive Fund for any/all of the following costs which may be associated with the existing space including both hard and soft costs associated with construction and tenant finishes (tenant improvements) to existing space, including voice and data cabling, voice and data equipment, fixtures, moving, leasing commissions, project management, and the like. The following items shall be paid for from the Leasehold Incentive Fund but the total costs of such items shall be limited so that the maximum allowance (including sales taxes and delivery charges, if any) for all of these items shall be $365,000.00 which was arrived at using the amounts set forth below. Any excess costs above $365,000.00 for all of these items shall be paid by LESSEE.

            Allowance for Voice and Data Cable              $  35,000.00
            Allowance for Furniture                         $170,000.00
            Allowance for Telecom Equipment                 $  50,000.00
            Allowance for Security                          $  20,000.00
            Allowance for Commissions                       $  45,000.00
            Allowance for Moving                            $  20,000.00
            Allowance for Project Management                $  25,000.00

      LESSEE, shall arrange the purchase of each of the above items and submit the final bills to LESSOR for payment.

      The remaining portion of the $750,000.00 Leasehold Incentive Fund or $385,000.00 shall be applied towards the total construction costs, estimated to be $625,000.00, necessary to "turnkey" the facility for business as presented in the plans and specifications hereafter described. The portion of the construction costs which exceeds the LESSEE'S portion of the construction allowance shall be the responsibility of the LESSOR, and not passed on to the LESSEE.

7 LESSEE has provided plans and specifications covering the desired modifications to the premises to be funded from the Leasehold Incentive Fund. Said plans and specifications have been approved by the parties and are incorporated herein by reference as if they were set forth herein at length.

8 LESSOR shall provide for the construction and improvements to the demised premises in accordance with said plans and specifications. LESSOR shall use his best efforts to complete said construction and improvements within sixty (60) days from the date of execution of this Lease Amendment. LESSEE shall have the right to approve the selection of any and all contractors, subcontractors, architects or engineers associated with the construction or acquisition of improvements to be paid from the Leasehold Incentive Fund. LESSEE's approval shall not be unreasonably withheld. Any delays caused by this approval process shall be added to the aforesaid sixty (60) day period.

9 LESSOR agrees that if at any time during the term of the LEASE, as amended, LESSOR wishes to lease all or any portion of the space not occupied by LESSEE within the Maggitti Building but contiguous to the Demised Premises to third party tenants (other than tenants presently in the Maggitti Building), then LESSOR shall offer in writing ("OFFER") to lease such space to LESSEE which OFFER shall identify the portion of the Maggitti Building subject to the OFFER ("OFFERED SPACE") and the date on which the OFFERED SPACE will become available. If any space in the Maggitti Building is currently subject to existing

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
      options or rights of first refusal, this present right shall accrue only after the lapse of such pre-existing option or right. After delivery of an OFFER, LESSEE shall have ten business days to respond to such OFFER. Rent and other terms and conditions for LESSEE's leasing of the OFFERED SPACE shall be the same rent and the same terms and conditions as then applicable to the Demised Premises under the LEASE, as amended. If LESSEE shall accept the OFFER, the OFFERED SPACE shall become part of the Demised Premises at the same rate and upon the same terms and conditions as then applicable to the remainder of the Demised Premises under the LEASE, as amended. If LESSEE shall reject the offer, or shall fail to accept it in writing within ten business days after the receipt thereof, then LESSOR shall be free to lease the OFFERED SPACE to third parties free and clear of LESSEE's option and rights under this Paragraph 12. The fact that LESSEE rejects an offer or fails to accept it in a timely fashion shall have no affect on LESSEE's ongoing right of first offer for any subsequently available space in the Maggitti Building which is contiguous to the Demised Premises.

10 LESSEE agrees that simultaneously with the execution of this LEASE AMENDMENT, it will execute and deliver to LESSOR a "SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT" and "LESSEE'S ESTOPPEL CERTIFICATE" in the form attached hereto and marked SCHEDULE "C".

11    The terms and conditions set forth on the attached and marked up "RIDER
      TO LEASE BETWEEN DECISIONONE CORPORATION AND VICTOR J. MAGGITTI, JR. DATED
      - September 1998" (marked "SCHEDULE D") are hereby incorporated herein by reference as fully as if they were expressly set forth at length.


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
12 LESSEE is hereby given the option to extend the term of this Lease for an additional term of five (5) years (RENEWAL TERM) upon the same terms and conditions as set forth in this Lease, except for the adjustment for "ADDITIONAL RENTAL" set forth on SCHEDULE B. LESSEE agrees to give LESSOR written notice of election to exercise this option not less than six months prior to the expiration of the then current term hereof. If the LESSEE exercises its option to so renew the Term, then the annual rent for the RENEWAL TERM shall be as set forth on the Remittance Schedule attached hereto as SCHEDULE B for the years set forth thereon.

13 Except as modified hereby, all other terms and conditions of the LEASE, as amended, shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and the year first above written.

WITNESS:__________________________          _____________________________(SEAL)
                                               VICTOR J. MAGGITTI, JR.

                                                DECISIONONE CORPORATION

ATTEST:___________________________          BY:__________________________(SEAL)
         Name:                                     Name:
         Title:                                    Title:


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
                                   SCHEDULE A

                                   DRAWING OF
                                DEMISED PREMISES
                                       FOR
                             DECISIONONE CORPORATION

                                   SCHEDULE C

                         SUBORDINATION, NON-DISTURBANCE
                                       AND
                              ATTORNMENT AGREEMENT

                          LESSEE'S ESTOPPEL CERTIFICATE

                                   SCHEDULE D

                                 RIDER TO LEASE
                                     BETWEEN
                             DECISIONONE CORPORATION
                                       AND
                             VICTOR J. MAGGITTI, JR.
                             DATED - September 1998

                                 LEASE AMENDMENT

      THIS LEASE AMENDMENT is made this                                   day
of May, 1999, by and between VICTOR J. MAGGITTI, JR. ("LESSOR") and DECISIONONE CORPORATION ("LESSEE") against the following background.

                                   BACKGROUND

      On or about October, 1994, LESSOR leased to General Diagnostics, Inc. approximately 45,000 square feet of space in the Maggitti Building located at 400 Devon Park Drive, Wayne, Pennsylvania through December 31, 1999.

      Subsequent thereto, LESSEE, through a Lease Assignment and Assumption Agreement with General Diagnostics, Inc. dated March 3, 1998, assumed the rights and obligations of General Diagnostics, Inc. under said Lease.

      A clause within said Lease allows LESSEE a Right of Renewal for an additional five year period with fixed rental rates upon the Lease termination date of December 31, 1999.

      On or about September 25, 1998, the parties reconfigured the leased space while extending the term of the Lease to December 31, 2005.

      The LESSEE has now requested additional space in the building and certain renovations to the new and existing leased space and the LESSOR has agreed to amend the Lease.

      NOW THEREFORE, in order to amend that certain Lease Agreement dated October, 1994 as amended ("LEASE") and intending to be legally bound hereby, the parties hereto agree as follows:

1 Beginning July 1, 1999 and extending through December 31, 2005, LESSOR will lease to LESSEE an additional fifty-four hundred (5,400) square feet of space in the Maggitti Building and LESSOR and LESSEE hereby confirm and agree that the rentable area of the Demised Premises now equals 50,400 square feet as marked on the drawing attached hereto as "EXHIBIT 99-A" and incorporated herein by reference. LESSOR and LESSEE hereby further confirm and agree that the rentable area of the Maggitti Building of which the Demised Premises are a part equals 130,998 square feet.

2 From and after July 1, 1999, LESSEE shall pay minimum annual rent as set forth on the Schedule of Rents attached hereto and marked "EXHIBIT 99-B" and incorporated herein by reference. In addition, LESSEE shall pay, as additional rent, LESSEE'S proportionate share of the service charges incurred by LESSOR for the Maggitti Building, also based on 50,400 square feet or 38.474% of the total service charges for the building. Said operating costs shall contain an allowance for management of the premises which shall equal 6% of the "BASE RENTAL" for the Demised Premises.

3 LESSOR will make the necessary renovations called for in the plans and specifications quoted upon by Veneesa Construction Co., Inc. by written quote dated May 5, 1999, a copy of which is attached hereto as "EXHIBIT 99-C". The sums expended by LESSOR will be repaid to LESSOR in the form of additional rent payable in monthly installments as an additional part of the monthly rent as set forth on EXHIBIT 99-B.

4 LESSEE is currently entitled to use 105 parking spaces as part of their allotted parking ratio. LESSOR shall provide LESSEE full use of an additional 15 parking spaces including 4

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
      handicapped spaces which shall be so designated and reserved bringing the total parking spaces allotted to LESSEE to 120 spaces.



5 In addition to the "fit out" costs referred to above, LESSOR will provide LESSEE allowances for any/all of the following costs which may be associated with either the new space or the existing space including both hard and soft costs associated with construction and tenant finishes (tenant improvements) to existing space. These additional costs or allowances which LESSOR shall provide shall include voice and data cabling, voice and data equipment, fixtures, moving, leasing commissions, project management, and the like to a maximum cost of $150,000.00. LESSEE, shall arrange the purchase of each of the above items and submit the final bills to LESSOR for payment. It is not contemplated that the construction cost shall exceed the above described quotation. The cost of any change orders to the construction "fit-out" agreed to herein which are requested after the date of this Amendment shall be the responsibility of LESSEE.

6 LESSEE has provided plans and specifications covering the desired modifications to the premises to be funded by LESSOR. Said plans and specifications have been approved by the parties and are incorporated herein by reference as if they were set forth herein at length.

7 LESSOR shall provide for the construction and improvements to the demised premises in accordance with said plans and specifications. LESSOR shall use his best efforts to complete said construction and improvements within sixty (60) days from the date of execution of this Lease Amendment. If construction is not complete by July 1, 1999, the rental schedule set forth herein shall never-the-less be paid.


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
8 LESSEE agrees that simultaneously with the execution of this LEASE AMENDMENT, it will execute and deliver to LESSOR a "SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT" and "LESSEE'S ESTOPPEL CERTIFICATE" in the form attached hereto and marked "EXHIBIT 99-D".

9 LESSEE'S option, set forth in the previous Lease Amendment, to extend the term of this Lease for an additional term of five (5) years (RENEWAL TERM) upon the same terms and conditions as set forth in this Lease, except for the adjustment for "ADDITIONAL RENTAL" set forth on "EXHIBIT 99-B", is hereby extended to include the additional space. LESSEE agrees to give LESSOR written notice of election to exercise this option not less than six months prior to the expiration of the then current term hereof. If the LESSEE exercises its option to so renew the Term, then the annual rent for the RENEWAL TERM shall be as set forth on the Remittance Schedule attached hereto as "EXHIBIT 99-B" for the years set forth thereon.

10 Except as modified hereby, all other terms and conditions of the LEASE, as amended, shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and the year first above written.

WITNESS:__________________________                    ____________________(SEAL)
                                                         VICTOR J. MAGGITTI, JR.

                                                         DECISIONONE CORPORATION


ATTEST:___________________________                   BY:__________________(SEAL)
          Name:                                           Name:

          Title:                                          Title:

                                  EXHIBIT 99-A

                                   DRAWING OF
                                DEMISED PREMISES
                                       FOR
                             DECISIONONE CORPORATION

                                  EXHIBIT 99-D

                         SUBORDINATION, NON-DISTURBANCE
                                       AND
                              ATTORNMENT AGREEMENT

                          LESSEE'S ESTOPPEL CERTIFICATE